UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

NGFC EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Florida	333-192590	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

45 Almeria Avenue Coral Gables, Florida 33134	33134
(Address of principal executive offices)	(Zip Code)

(305) 865-8193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Current Report on Form 8-K, “Company,” “our company,” “NGFC,” “us,” and “our” refer to NGFC Equities, Inc., unless the context requires otherwise.

Item 2.01, Completion of Acquisition or Disposition of Assets.

NGFC Limited Partnership subsidiary Spin-off

As illustrated on the Form 8-K we filed on March 24, 2015, NGFC Limited Partnership (“NGLP”) was formed with NGFC Equities, Inc. designated as the General Partner. The purpose of NGLP was to raise funds through exempt offerings and acquire currently operating gasoline stations along with land and building and rent them to NGFC to operate through NGFC’s Energy and Retail Division. NGLP invested portion of its funds in the stock market to get a fair return until NGLP raised enough funds and then find such land and building to acquire. However, NGFC found out that this process of raising enough funds to take longer than originally anticipated and also when investing funds in the market there is the possibility of such investment to go above 40% of the total assets of the company making the company fall under the Investment Company Act of 1940 (“1940 Act”).  Also, when we formed NGLP we chose to have a September 30 fiscal year-end to coincide with the fiscal year of NGFC Equities, Inc., and filed form 1065 with the IRS for the first year ending September 30, 2015. The IRS informed us on May 3, 2016 that a Partnership should have a December 31 year-end. Thus, to avoid any complications the Board of Directors of NGFC at a Board Meeting held on May 19, 2016 decided to pass a resolution to spin off NGLP as an independent partnership with NGFC no longer serving as the General Partner after the end of day May 20, 2016. On May 21, 2016, I. Andrew Weeraratne, the CEO of NGFC who was managing NGLP on behalf of NGFC, will become the General Partner of NGLP. However, if NGLP raised enough funds NGLP principals still may decide to acquire land and building of an operating gasoline station and lease it to NGFC for a fair rental value.

NGLP’s strategy is to distribute any excess profits over the amount of contribution to NGLP, paying 30% to the General Partner (“GP”) and 70% to the Limited Partners (“LPs”). GP does not charge any management fee to provide its services. However, even where there is any realized gains if there is any unrealized losses that exceeds the realized gains making the total net asset value (NAV) to be less than what all partners contributed then no partner will get any cash distribution. Since NGLP began, the following payments have been made by NGLP to NGFC:

1.

$2,500.00 organization cost of NGLP that NGFC paid.

2.

$6,697.66 as NGFC share of excess NAV as of April 30, 2016.

When setting up NGLP, NGFC gave an option for all Limited Partners contributing capital regardless of any paper losses within a certain time period to acquire NGFC shares for $0.30 cents per share within a certain period. If LPs of NGLP exercise this option, the LPs will transfer their capital as capital of NGFC invested in NGLP and accept shares of NGFC at $0.30 cents per share.  As of May20, 2016, this option has been given to 13 Limited Partners to convert their capital of $485,350 to 1,617,833 shares of NGFC prior to March 31, 2017. If the share price of NGFC is not above $0.30 cents, or if there is no liquidity for NGFC shares then the LPs may not choose to exercise this option and thus they will expire after March 31, 2017. The Board approved to keep this option given to LPs of NGLP to stay intact as originally approved.

NGLP will do its accounting after market close on May 31, 2016 and will distribute the final share of NGFC’s gain as the GP of NGLP (ending May 20, 2016) that amounts to 30% of Net Asset Value (NAV), which is excess net gains above what all limited partners have contributed, simultaneously as NGLP—as per the Partnership Agreement—distribute to all the Limited Partners their share (which is 70%) of the excess NAV. When doing the tax return for the year end of NGLP, a Form K-1 will be prepared to show the earnings to NGFC till May 20, 2016 as its General Partner.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited proforma consolidated financial statements give effect to spinoff of NGFC Limited Partnership (NGLP) from NGFC Equities, Inc. (NGFC) consolidated financial statements.

The unaudited pro forma consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had NGFC not acted as the General Partner of NGLP and had not filed consolidated financial statements with NGLP during the specified periods. The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of NGFC included in its Annual Report on Form 10-K for the year ended September 30, 2015 and its Quarterly Report on Form 10-Q for the six months ended March 31, 2016.

The unaudited pro forma combined balance sheet as of March 31, 2016 as well as the unaudited combined statements of operations for the year ended September 30, 2015 and for the six months ended March 31, 2016, presented herein, gives effect to the spinoff as if the transaction had occurred as of the balance sheet date for the balance sheet and at the beginning of such period for the statements of operations and includes certain adjustments within the Stockholder’s Equity section that are directly attributable to the transaction.

NGFC EQUITIES, INC.
UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
AS AT MARCH 31, 2016

	Historical	Proforma	Proforma
	Consolidated	Adjustments	Final
ASSETS
Current assets
Cash and cash equivalent	$394,298	$(337,948)	$56,350
Marketable securities	242,801	(194,238)	48,563
Loan receivable related parties	687	-	687
Inventory	4,894	-	4,894
Total current assets	642,680	(532,186)	110,494

Fixed assets
Software, net	3,495		3,495
			-
Other assets
Investment in NGFC Partnership	-	17,521	17,521
Goodwill	361,049	-	361,049
Customer list-net of amortization	95,833	-	95,833
	456,882	17,521	474,403
			-
Total assets	$1,103,057	$(514,665)	$588,392

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Credit Card payable	$2,384	$-	$2,384
Deferred revenue	-	-	-
Loan payable related party	-	-	-
Rent payable	2,400	-	2,400
Total current liabilities	4,784	-	4,784

Stockholders' equity (deficit)
Preferred stock: $.0001 par value; 10,000,000 shares authorized, no shares issued and outstanding
Class A Common stock: $.0001 par value; 230,000,000 shares authorized, 18,092,674 shares issued and outstanding for the period end	1,809		1,809
Class B Common stock: $.0001 par value; 60,000,000 shares authorized, 7,000,000 shares issued and outstanding for the period end	700		700
Additional paid-in capital	1,040,187		1,040,187
Accumulated deficit	(558,254)	21,463	(536,791)
Total stockholders' equity (deficit)	484,442	21,463	505,905
Non Controlling Interest	613,831	(536,128)	77,703
Total Equity	1,098,273		583,608

Total liabilities and stockholders' equity (deficit)	$1,103,057	$(514,665)	$588,392

NGFC EQUITIES, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2016

	Historical	Proforma		Proforma
	Consolidated	Adjustments		Final
Revenue
Sales	$144,862	$		$144,862
Cost of goods sold
Purchases - Parts and Materials	54,098			54,098
Total Cost of Goods Sold	54,098			54,098

Gross profits	90,764			90,764

Operating expenses
Legal fees	4,535			4,535
Accounting fees	12,700			12,700
Officer compensation	31,637			31,637
Depreciation and amortization	25,500			25,500
Consulting fees	20,250			20,250
General and administrative	26,420		(800)	25,620
Total operating expenses	121,042		(800)	120,242

Loss from operations	$(30,278)		$800	$(29,478)

Other income
Long term capital loss	(550)			(550)
Realized gain on marketable securities	117,085		(83,675)	33,410
Unrealized loss on marketable securities	(107,286)		(83,453)	(190,739)
Dividends received	1,109		(574)	535
Total other income/(loss)	10,358		(796)	9,562

Net loss	(19,920)		4	(19,916)
Less: Net income (loss) attributable to the Non Controlling Interest	(24,820)		(1,419)	(26,239)
Net loss attributable to NGFC Shareholders	(44,740)		(1,415)	(46,155)

Basic and diluted loss per common share	$(0.00)	$		$(0.00)

Basic and diluted weighted average number of common shares outstanding	25,046,438			25,046,438

NGFC EQUITIES, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

	Historical	Proforma	Proforma
	Consolidated	Adjustments	Final
Revenue
Sales	$62,429		$62,429
Cost of goods sold	60,222		60,222
Gross profits	2,207		2,207

Operating expenses
Legal fees	21,457	(2,500)	18,957
Accounting fees	12,550		12,550
Officer compensation	62,754		62,754
Depreciation and amortization	30,167		30,167
Consulting fees	166,250		66,250
General and administrative	113,915	(401)	113,514
Total operating expenses	$407,093	$(2,901)	$404,192

Loss from operations	(404,886)	2,901	(401,985)

Other income

Realized gain on marketable securities	17,274	(10,266)	7,008
Unrealized loss on marketable securities	(57,176)	28,824	28,352)
Dividends received	333		333
Total other income	$(39,569)	18,558	$(21,011)

Net loss	(444,455)	21,459	(422,996)
Less: Net Loss attributable to the Non Controlling Interest	19,896	(5,346)	14,550

Net loss attributable to NGFC Shareholders	$(424,559)	$16,113	$(408,446)

Net loss attributable to NGFC basic and diluted loss per common share	(0.02)		(0.02)

Basic and diluted weighted average number of common shares outstanding	22,137,706		22,137,706

NOTES AND ASSUMPTIONS TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The cash and marketable securities adjusted out of historical consolidated Balance Sheet are the balances of NGLP as of March 31, 2016.  $17,521 represents $16,721, the amount NGFC has invested in NGLP and $800 that NGLP owes to NGFC for audit and accounting fees. $21,463 adjusted out of the consolidated Balance Sheet is the net accumulated loss of NGLP as of March 31, 2016 and $536,128 represents the total capital of NGLP.

The amounts adjusted out of consolidated Statement of Operations for the six months ended March 31, 2016 mainly the capital gain, dividends and unrealized capital losses belong to NGLP for that period and $800 expenses for audit and accounting expenses. Net loss of $4 for the period has been adjusted along with $1,419, representing losses regarding the loss attributable to the non-controlling interest due to NGLP consolidation.

The amounts adjusted out of consolidated Statement of Operations for the year ended September 30, 2015 also represent the capital gain, dividends and unrealized capital losses belong to NGLP for that period and $400 expenses for audit and accounting expenses and $2,500 of organizational cost. Net loss of $21,459 for the period has been adjusted along with $5,346, representing losses regarding the loss attributable to the non-controlling interest due to NGLP consolidation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016	NGFC Equities, Inc.

	By:	/s/ I. Andrew Weeraratne
Name: I. Andrew Weeraratne
Title: Chief Executive Officer

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